Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)       ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

BALL CORPORATION

(Exact name of obligor as specified in its charter)

Indiana	35-0160610
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Advanced Aluminum Technologies Corp.

(Exact name of obligor as specified in its charter)

Delaware	54-1344175
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Aerosol and Specialty Container Holding Corporation

(Exact name of obligor as specified in its charter)

Delaware	06-1094196
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Aerosol and Specialty Container Inc.

(Exact name of obligor as specified in its charter)

Delaware	06-1145011
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Aerospace & Technologies Corp.

(Exact name of obligor as specified in its charter)

Delaware	84-1315001
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Asia Services Limited

(Exact name of obligor as specified in its charter)

Delaware	35-1266192
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Container LLC

(Exact name of obligor as specified in its charter)

Delaware	27-0671085
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Corporation

(Exact name of obligor as specified in its charter)

Nevada	35-1687923
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Delaware Holdings, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-4668418
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Glass Containers, Inc.

(Exact name of obligor as specified in its charter)

Delaware	35-1602255
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Holdings Corp.

(Exact name of obligor as specified in its charter)

Delaware	84-1428301
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	27-0670877
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Beverage Container Corp.

(Exact name of obligor as specified in its charter)

Colorado	84-1326644
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Container Corporation

(Exact name of obligor as specified in its charter)

Indiana	35-1779013
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Food Container Corp.

(Exact name of obligor as specified in its charter)

Delaware	22-2414869
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Metal Food Container, LLC

(Exact name of obligor as specified in its charter)

Delaware	84-1534521
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Packaging Corp.

(Exact name of obligor as specified in its charter)

Colorado	84-1326640
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Pan-European Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	33-1022314
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

14270 Ramona Avenue
Chino, California	91710
(Address of principal executive offices)	(Zip code)

Ball Plastic Container Corp.

(Exact name of obligor as specified in its charter)

Colorado	84-1326643
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Ball Technologies Holdings Corp.

(Exact name of obligor as specified in its charter)

Colorado	84-1220333
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Latas de Aluminio Ball, Inc.

(Exact name of obligor as specified in its charter)

Delaware	54-1088943
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

USC May Verpackungen Holding Inc.

(Exact name of obligor as specified in its charter)

Delaware	36-4335392
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

10 Longs Peak Drive
P.O. Box 5000
Broomfield, Colorado	80021-2510
(Address of principal executive offices)	(Zip code)

Debt Securities
and Guarantees of Debt Securities

(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)                              Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.                                       A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                                       The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 22nd day of February, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/S/ Raymond Torres
Name:	Raymond Torres
Title:	Senior Associate

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business December 31, 2011, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	648
Interest-bearing balances	396
Securities:
Held-to-maturity securities	0
Available-for-sale securities	808,707
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	95,500
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income 0
LESS: Allowance for loan and lease losses 0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	7,620
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	187,688
Other assets	175,314
Total assets	$2,132,187

1

LIABILITIES

Deposits:
In domestic offices		506
Noninterest-bearing	506
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)		268,691
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		228,471
Total liabilities		497,668
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,520
Not available
Retained earnings		506,347
Accumulated other comprehensive income		5,652
Other equity capital components		0
Not available
Total bank equity capital		1,634,519
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,634,519
Total liabilities and equity capital		2,132,187

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz	)	CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

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